EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

CLASS [     ]-A[__][__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

February 1, 2005

First Distribution Date:

March 21, 2005

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

[___]-A[____][__   ]

Assumed Final Distribution Date:

[___________]

DSLA Mortgage Loan Trust 2005-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Class [__]A-[__][__]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian (the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February ___, 2005

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT A-2

FORM OF CLASS X CERTIFICATE

CLASS X-[   ] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

February 1, 2005

First Distribution Date:

March 21, 2005

Initial Certificate Notional

Amount of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Notional Amount of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

X-[   ]

Assumed Final Distribution Date:

[___________]

DSLA Mortgage Loan Trust 2005-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Class X-[   ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Notional Amount) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian (the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February ___, 2005

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT B

FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:	1

Cut-Off Date:	February 1, 2005

First Distribution Date:	March 21, 2005

Initial Certificate Principal
Balance of this Certificate:	$100

Original Class Certificate
Principal Balance of this
Class:	$100

Percentage Interest:	100%
Pass-Through Rate:	Net WAC
CUSIP:	[________________]
Class:	A-R
Assumed Final Distribution Date:	[____________]

DSLA Mortgage Loan Trust 2005-AR1

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Class A-R

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian (the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor a person acting for, or on behalf of, any such Plan, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of a Plan without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February ___, 2005

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.,
as Certificate Registrar

EXHIBIT C - 1

FORM OF SUBORDINATE CERTIFICATE

CLASS B-[      ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Book-Entry Certificates only; delete for Physical Certificates]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR (2) UNLESS SUCH TRANSFER IS MADE TO AN ACCREDITED INVESTOR IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.]  [Applicable To Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates Only; Delete For Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

February 1, 2005

First Distribution Date:

March 21, 2005

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[________________]

Class:

B-[    ]

Assumed Final Distribution Date:

[_____________]

DSLA Mortgage Loan Trust 2005-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Class B-[      ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that [CEDE & CO.] [Applicable to Book-Entry Certificates only] [_________________________] [Applicable to Physical Certificates only] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian (the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February ___, 2005

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT D

CLASS [Y][C] CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) (AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE WILL NOT CONSTITUTE AN INTEREST IN ANY “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE SHALL NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING FOR, OR ON BEHALF OF, ANY SUCH PLAN TO EFFECT THE TRANSFER.

THIS CERTIFICATE IS LIMITED IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

February 1, 2005

First Distribution Date:

March 21, 2005

Percentage Interest

:

100%

Assumed Final Distribution Date:

[____________]

DSLA Mortgage Loan Trust 2005-AR1,

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Class [Y][C]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that [_________________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian (the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February ___, 2005

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank, N.A.
as Certificate Registrar

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

DSLA MORTGAGE LOAN TRUST 2005-AR1

DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as DSLA Mortgage Loan Trust 2005-AR1, DSLA Mortgage Pass-Through Certificates, Series 2005-AR1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Securities Administrator nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, distributions will be made on the 19th day of each month, or if the 19th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in March 2005, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A2, Class B-1, Class B-2 and Class B-3 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class X-1, Class X-2, Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[The Class [A-R][Y][C] are each issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R, Class Y and Class C Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar and any agent of the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Trustee, the Securities Administrator, the Master Servicer and the Certificate Registrar or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 5% of the Cut-Off Date Aggregate Principal Balance, the Class C Certificateholder (unless the Class C Certificateholder is an affiliate of the Depositor) may, subject to certain conditions set forth in the Pooling and Servicing Agreement, direct the Servicer to (i) purchase all of the Mortgage Loans and the other property of the trust when the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 5% of the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the Cut-Off Date and (ii) terminate the Trust

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________.

Dated: _____________

_______________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________________________________________________________________________________________________________________for the account of_______________________________________________________________,

account number ________________________, or, if mailed by check, to ___________________ ______________________________________________________________________________Applicable statements should be mailed to ___________________________________________ _____________________________________________________________________________.

This information is provided by _____________________________________________,

the assignee named above, or _____________________________________________________,

as its agent.

EXHIBIT F

REQUEST FOR RELEASE

________________________

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as [Trustee] [Custodian, on behalf of the Trustee] under a certain Pooling and Servicing Agreement dated as of February 1, 2005 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Deutsche Bank National Trust Company, as Trustee and Custodian and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator (the “Pooling and Servicing Agreement”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as [Trustee] [Custodian, on behalf of the Trustee] with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The Servicer hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

_____________________________________

[Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT G-1

FORM OF RECEIPT OF MORTGAGE NOTE

RECEIPT OF MORTGAGE NOTE

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2005-AR1

Mortgage Pass-Through Certificates, Series 2005-AR1

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, we hereby acknowledge receipt of an original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

Dated:

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

[On file with McKee Nelson LLP]

EXHIBIT 2

EXCEPTIONS REPORT

[On file with McKee Nelson LLP]

EXHIBIT G-2

FORM OF INTERIM CERTIFICATION OF TRUSTEE

INTERIM CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2005-AR1

Mortgage Pass-Through Certificates, Series 2005-AR1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

(i)

all documents required to be delivered to the Trustee (or to the Custodian, on behalf of the Trustee) pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

(ii)

such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

(iii)

based on the Trustee’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii) and (iii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: ________________________________

Name:

Title:

EXHIBIT G-3

FORM OF FINAL CERTIFICATION OF TRUSTEE

FINAL CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

DSLA Mortgage Loan Trust 2005-AR1

Mortgage Pass-Through Certificates, Series 2005-AR1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached schedule) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii) and (iii) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects the information set forth in each Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: ________________________________

Name:

Title:

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of Greenwich Capital Financial Products, Inc. (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing Deutsche Bank National Trust Company, as trustee on behalf of DSLA Mortgage Loan Trust 2005-AR1, DSLA Mortgage Pass-Through Certificates, Series 2005-AR1, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify Deutsche Bank National Trust Company and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	Ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT I-1

FORM OF ERISA REPRESENTATION

(CLASS A-R)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:  DSLA Mortgage Loan Trust 2005-AR1,

DSLA Mortgage Pass-Through Certificates, Series

2005-AR1, Class A-R

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”) nor a person acting for, or on behalf of, any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT I-2

FORM OF ERISA REPRESENTATION

(CLASS B-4) (CLASS B-5) (CLASS B-6)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:  DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates,
Series 2005-AR1, Class [B-4], [B-5], [B-6]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which s/he makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”) nor a person acting for, or on behalf of, any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:

DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either:  (i) we are not an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor are we acting  for, or on behalf, of any such Plan; (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian or to any liability, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By: ________________________________

  Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:

DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) either:  (i) we are not an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an entity deemed to hold the plan assets of the foregoing (collectively, a “Plan”), nor are we acting  for, or on behalf, of any such Plan; (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian or to any liability, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:  ________________________________

  Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By: _____________________________

   Name:

   Title:

Date: _____________________________

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_______________________________

Print Name of Buyer or Adviser

By: _____________________________

   Name:

   Title:

IF AN ADVISER:

_____________________________

Print Name of Buyer

Date: __________________________

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:

DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1, Class A-R

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class A-R Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE

PURSUANT TO SECTION 6.02(e)

DSLA MORTGAGE LOAN TRUST 2005-AR1

DSLA MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR1, CLASS A-R

STATE OF	)
	)	ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of February 1, 2005, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is  ___________________.

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By: _____________________________

   Name:

   Title:

[Corporate Seal]

ATTEST:

_____________________________

[Assistant] Secretary

Personally appeared before me the above-named  _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the  _________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

_____________________________

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

SERVICING AGREEMENT

(On file with McKee Nelson LLP)

EXHIBIT N-1

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL SECURITY

TO REGULATION S GLOBAL SECURITY

(Transfers pursuant to §§ [    ]

                       of the Pooling and Servicing Agreement)

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:

DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Reference is hereby made to the Pooling and Servicing Agreement dated as of February 1, 2005  (the “Pooling and Servicing Agreement”) relating to the above referenced certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.  Capitalized terms used but not defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

This letter relates to U.S. $____________________________ aggregate principal amount of Securities which are held in the form of a Restricted Global Security with the Depository in the name of [name of transferor] ___________________________________ (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the private placement memorandum dated February 28, 2005, relating to the Securities and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Securities was not made to a person in the United States;

b.

at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”); and

e.

the transferee is not a U.S. Person.

You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

_____________________________

[Name of Transferor]

By: _____________________________

Name:

       Title:

Date:                                   ,

EXHIBIT N-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY

(Transfers pursuant to §§ [     ]

                          of the Pooling and Servicing Agreement)

Wells Fargo Bank, N.A.
6th Street and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust, DSLA Mortgage Loan Trust 2005-AR1

Re:

DSLA Mortgage Loan Trust 2005-AR1
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1

Reference is hereby made to the Pooling and Servicing Agreement dated as of February 1, 2005  (the “Pooling and Servicing Agreement”) relating to the above referenced certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.  Capitalized terms used but not defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

This letter relates to U.S. $____________________________ aggregate principal amount of Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor] ___________________________________ (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the private placement memorandum dated February 28, 2005, relating to the Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee or any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

_____________________________

[Name of Transferor]

By: _____________________________

Name:

Title:

Date:                             ,

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(ON FILE)

SCHEDULE II

YIELD MAINTENANCE PAYMENTS

Class 1-A Certificates

Distribution Date	Yield Maintenance Notional Balance	Strike Rate
April 2005	486,338,569	9.331720
May 2005	478,717,993	9.666250
June 2005	471,217,021	9.376750
July 2005	463,833,642	9.711960
August 2005	456,565,886	9.420190
September 2005	449,411,814	9.441340
October 2005	442,369,521	9.777510
November 2005	435,437,137	9.482510
December 2005	428,612,822	9.819300
January 2006	421,894,772	9.522250
February 2006	415,280,460	9.541600
March 2006	N/A	N/A
April 2006	402,040,617	9.579280
May 2006	395,577,221	9.917560
June 2006	389,215,834	9.615690
July 2006	382,954,736	9.954550
August 2006	376,792,238	9.650880
September 2006	370,726,682	9.668040
October 2006	364,756,437	10.007750
November 2006	358,721,422	9.701210
December 2006	352,782,956	10.038830
January 2007	346,939,398	9.728470
February 2007	340,544,590	9.740640
March 2007	N/A	N/A
April 2007	327,910,298	9.764250
May 2007	320,881,048	10.100210
June 2007	313,983,068	9.784370
July 2007	307,213,932	10.120650
August 2007	300,565,962	9.803800
September 2007	294,042,021	9.813250
October 2007	287,640,067	10.149960
November 2007	281,357,846	9.831680
December 2007	275,193,145	10.168680
January 2008	269,143,791	9.849470
February 2008	263,207,653	9.858140
March 2008	N/A	N/A
April 2008	251,666,648	9.872710
May 2008	246,057,734	10.207920
June 2008	240,553,896	9.884450
July 2008	235,153,192	10.219810
August 2008	229,853,716	9.895720
September 2008	224,653,597	10.281360
October 2008	N/A	N/A
November 2008	215,408,315	10.281380
December 2008	N/A	N/A
January 2009	207,353,248	10.281390
February 2009	203,438,027	10.281400
March 2009	N/A	N/A
April 2009	195,825,279	10.281420
May 2009	N/A	N/A
June 2009	188,493,937	10.281430
July 2009	N/A	N/A
August 2009	181,433,663	10.281450
September 2009	178,002,049	10.281460
October 2009	N/A	N/A
November 2009	171,329,815	10.281480
December 2009	N/A	N/A
January 2010	164,904,428	10.281490
February 2010	161,781,454	10.281500
March 2010	N/A	N/A
April 2010	155,709,303	10.281520
May 2010	N/A	N/A
June 2010	149,861,942	10.281540
July 2010	N/A	N/A
August 2010	144,231,108	10.281560
September 2010	141,494,389	10.281570
October 2010	N/A	N/A
November 2010	136,173,507	10.281590
December 2010	N/A	N/A
January 2011	131,049,789	10.281610
February 2011	128,559,590	10.281620
March 2011	N/A	N/A
April 2011	123,718,105	10.281640
May 2011	N/A	N/A
June 2011	119,056,148	10.281660
July 2011	N/A	N/A
August 2011	114,567,113	10.281680
September 2011	112,385,443	10.281700
October 2011	N/A	N/A
November 2011	108,143,932	10.281720
December 2011	N/A	N/A
January 2012	104,059,868	10.281740
February 2012	102,075,058	10.281750
March 2012	N/A	N/A
April 2012	98,216,362	10.281780
May 2012	N/A	N/A
June 2012	94,501,016	10.281800
July 2012	N/A	N/A
August 2012	90,923,742	10.281830
September 2012	89,185,284	10.281840
October 2012	N/A	N/A
November 2012	85,805,638	10.281860
December 2012	N/A	N/A
January 2013	82,551,695	10.281890
February 2013	80,970,407	10.281900
March 2013	N/A	N/A
April 2013	77,896,386	10.281930
May 2013	N/A	N/A
June 2013	74,936,802	10.281960
July 2013	N/A	N/A
August 2013	72,087,438	10.281980
September 2013	70,702,811	10.282000
October 2013	N/A	N/A
November 2013	68,011,201	10.282030
December 2013	N/A	N/A
January 2014	65,419,925	10.282060
February 2014	64,160,751	10.282070
March 2014	N/A	N/A
April 2014	61,713,080	10.282100
May 2014	N/A	N/A
June 2014	59,356,743	10.282130
July 2014	N/A	N/A
August 2014	57,088,369	10.282170
September 2014	55,986,148	10.282180
October 2014	N/A	N/A
November 2014	53,843,665	10.282210
December 2014	N/A	N/A
January 2015	51,781,248	10.282250
February 2015	50,779,135	10.282270
March 2015	N/A	N/A
April 2015	48,831,305	10.282300
May 2015	N/A	N/A
June 2015	46,956,349	10.282340
July 2015	N/A	N/A
August 2015	45,151,572	10.282370
September 2015	44,274,687	10.282390
October 2015	N/A	N/A
November 2015	42,570,347	10.282430
December 2015	N/A	N/A
January 2016	40,929,877	10.282470
February 2016	40,132,853	10.282480
March 2016	N/A	N/A
April 2016	38,583,788	10.282520
May 2016	N/A	N/A
June 2016	37,092,850	10.282560
July 2016	N/A	N/A
August 2016	35,657,886	10.282610
September 2016	34,960,745	10.282630
October 2016	N/A	N/A
November 2016	33,605,882	10.282670
December 2016	N/A	N/A
January 2017	32,301,955	10.282710
February 2017	31,668,499	10.282740
March 2017	N/A	N/A
April 2017	30,437,459	10.282780
May 2017	N/A	N/A
June 2017	29,252,766	10.282830
July 2017	N/A	N/A
August 2017	28,112,702	10.282870
September 2017	27,558,885	10.282900
October 2017	N/A	N/A
November 2017	26,482,680	10.282950
December 2017	N/A	N/A
January 2018	25,447,079	10.283000
February 2018	24,944,032	10.283020
March 2018	N/A	N/A
April 2018	23,966,529	10.283080
May 2018	N/A	N/A
June 2018	23,025,967	10.283130
July 2018 and thereafter	N/A	N/A

Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates

Distribution Date	Yield Maintenance Notional Balance	Strike Rate
April 2005	489,228,703	9.331720
May 2005	481,674,436	9.666390
June 2005	474,237,321	9.377010
July 2005	466,915,409	9.712350
August 2005	459,706,781	9.420680
September 2005	452,609,555	9.441930
October 2005	445,621,881	9.778230
November 2005	438,741,939	9.483300
December 2005	431,967,944	9.820220
January 2006	425,298,139	9.523220
February 2006	418,730,800	9.542650
March 2006	N/A	N/A
April 2006	405,590,858	9.580480
May 2006	399,174,295	9.918880
June 2006	392,857,727	9.617030
July 2006	386,639,483	9.955990
August 2006	380,517,923	9.652340
September 2006	374,491,433	9.669550
October 2006	368,558,429	10.009350
November 2006	362,342,816	9.702460
December 2006	356,228,054	10.039830
January 2007	349,831,765	9.728570
February 2007	343,044,709	9.740140
March 2007	N/A	N/A
April 2007	329,719,095	9.762780
May 2007	322,656,523	10.098700
June 2007	315,725,737	9.782920
July 2007	308,924,302	10.119160
August 2007	302,249,826	9.802380
September 2007	295,699,965	9.811850
October 2007	289,272,414	10.148540
November 2007	282,964,915	9.830320
December 2007	276,775,249	10.167290
January 2008	270,701,239	9.848150
February 2008	264,740,747	9.856840
March 2008	N/A	N/A
April 2008	253,151,966	9.871450
May 2008	247,519,599	10.206630
June 2008	241,992,589	9.883210
July 2008	236,568,991	10.218550
August 2008	231,246,893	9.894520
September 2008	226,024,421	10.281360
October 2008	N/A	N/A
November 2008	216,740,795	10.281380
December 2008	N/A	N/A
January 2009	208,653,877	10.281390
February 2009	204,723,054	10.281400
March 2009	N/A	N/A
April 2009	197,079,767	10.281420
May 2009	N/A	N/A
June 2009	189,718,704	10.281430
July 2009	N/A	N/A
August 2009	182,629,500	10.281450
September 2009	179,183,712	10.281460
October 2009	N/A	N/A
November 2009	172,483,694	10.281480
December 2009	N/A	N/A
January 2010	166,031,258	10.281490
February 2010	162,895,028	10.281500
March 2010	N/A	N/A
April 2010	156,797,017	10.281520
May 2010	N/A	N/A
June 2010	150,924,472	10.281540
July 2010	N/A	N/A
August 2010	145,269,108	10.281560
September 2010	142,520,364	10.281570
October 2010	N/A	N/A
November 2010	137,175,899	10.281590
December 2010	N/A	N/A
January 2011	132,029,207	10.281610
February 2011	129,527,744	10.281620
March 2011	N/A	N/A
April 2011	124,664,164	10.281640
May 2011	N/A	N/A
June 2011	119,980,678	10.281660
July 2011	N/A	N/A
August 2011	115,470,663	10.281680
September 2011	113,278,704	10.281700
October 2011	N/A	N/A
November 2011	109,017,007	10.281720
December 2011	N/A	N/A
January 2012	104,913,268	10.281740
February 2012	102,918,808	10.281750
March 2012	N/A	N/A
April 2012	99,041,176	10.281780
May 2012	N/A	N/A
June 2012	95,307,370	10.281800
July 2012	N/A	N/A
August 2012	91,712,096	10.281830
September 2012	89,964,809	10.281840
October 2012	N/A	N/A
November 2012	86,567,832	10.281860
December 2012	N/A	N/A
January 2013	83,296,989	10.281890
February 2013	81,707,409	10.281900
March 2013	N/A	N/A
April 2013	78,617,109	10.281930
May 2013	N/A	N/A
June 2013	75,641,649	10.281960
July 2013	N/A	N/A
August 2013	72,776,797	10.281980
September 2013	71,384,570	10.282000
October 2013	N/A	N/A
November 2013	68,678,036	10.282030
December 2013	N/A	N/A
January 2014	66,072,201	10.282060
February 2014	64,805,880	10.282070
March 2014	N/A	N/A
April 2014	62,344,176	10.282100
May 2014	N/A	N/A
June 2014	59,974,145	10.282130
July 2014	N/A	N/A
August 2014	57,692,406	10.282170
September 2014	56,583,624	10.282180
October 2014	N/A	N/A
November 2014	54,428,255	10.282210
December 2014	N/A	N/A
January 2015	52,353,259	10.282250
February 2015	51,344,970	10.282270
March 2015	N/A	N/A
April 2015	49,385,007	10.282300
May 2015	N/A	N/A
June 2015	47,498,206	10.282340
July 2015	N/A	N/A
August 2015	45,681,866	10.282370
September 2015	44,799,301	10.282390
October 2015	N/A	N/A
November 2015	43,083,802	10.282430
December 2015	N/A	N/A
January 2016	41,432,436	10.282470
February 2016	40,630,059	10.282480
March 2016	N/A	N/A
April 2016	39,070,477	10.282520
May 2016	N/A	N/A
June 2016	37,569,267	10.282560
July 2016	N/A	N/A
August 2016	36,124,270	10.282610
September 2016	35,422,199	10.282630
October 2016	N/A	N/A
November 2016	34,057,648	10.282670
December 2016	N/A	N/A
January 2017	32,744,257	10.282710
February 2017	32,106,151	10.282740
March 2017	N/A	N/A
April 2017	30,865,971	10.282780
May 2017	N/A	N/A
June 2017	29,672,347	10.282830
July 2017	N/A	N/A
August 2017	28,523,555	10.282870
September 2017	27,965,450	10.282900
October 2017	N/A	N/A
November 2017	26,880,814	10.282950
December 2017	N/A	N/A
January 2018	25,836,972	10.283000
February 2018	25,329,875	10.283020
March 2018	N/A	N/A
April 2018	24,344,410	10.283080
May 2018	N/A	N/A
June 2018	23,396,064	10.283130
July 2018 and thereafter	N/A	N/A